Exhibit 10.4

Via Electronic Mail

October 23, 2008

Dr. Tom Furness
RATLab, LLC
5607  40th Ave NE
Seattle, WA 98115

RE:           Letter Agreement

Dear Tom:

The purpose of this Letter (“Letter”) is to set forth the agreement between Visualant, Inc. and assigns (“VSUL”) and RATLAB, LLC, and affiliates (“RATLAB”), with respect to a resolution of outstanding matters between the parties, proposed future collaboration between the parties and licensing and equity participation agreements whereby RATLAB and/or assigns will exploit the VSUL technology in certain enumerated fields of use.  RATLAB and VSUL are sometimes collectively referred to as “parties” and individually as a “party.”

1. SUMMARY OF TERMS.  The following paragraphs constitute a description of the parties’ agreements with respect to the transactions. Except as described herein, this Letter is binding on the parties and the provisions described below shall be enforceable against the parties either in the manner set forth in the individual agreements referenced herein and attached hereto or as described below.

1.1  VSUL has provided a non-exclusive non-commercial license referenced in Exhibit A and made a part of this agreement by this reference.

1.2  VSUL has provided an exclusive, world-wide, commercial license to the RATLAB referenced in Exhibit B and made a part of this agreement by this reference.

1.3  RATLAB shall provide to VSUL a license on independently developed and RATLAB owned IP referenced in Exhibit C and made a part of this agreement by this reference.

1.4  In addition to the royalties payable to VSUL under the license described in Section 1.2, if at any time the RATLAB elects to create an affiliate to exploit the VSUL IP under the Section 1.2 license, the RATLAB will provide VSUL 10% of the initial equity of such affiliate in consideration for the granting of the Section 1.2 license to RATLAB.   The VSUL interest in such RATLAB affiliate shall benefit from the same preemptive rights and other protections, if any, enjoyed by the other founders and will be subject to the same dilution risk from additional investment, stock option grants, etc. as the other founders face.

1.5 Upon request, VSUL may grant one or more non-exclusive or exclusive commercial licenses to the VSUL IP to the RATLAB in designated fields of use outside of the Exclusive Fields.  The scope and terms of such additional licenses will be negotiated in good faith at the time of grant and will reflect the royalty rates for the Exclusive Fields, with equitable adjustments to reflect differences in scope, duration, industry, and other nuances inherent in the license.  The license agreement memorializing this intent is attached hereto as Exhibit D to this Letter and incorporated herein by this reference.

1.6  VSUL shall issue the RATLAB and RATLAB personnel VSUL common stock in the amounts and for the benefit of the individuals as set forth in Exhibit E to this the Letter and incorporated herein by this reference.  The common stock in the “vested column” for all individuals shall immediately vest.  The additional common stock for Messrs Furness and Schowengerdt shall vest upon according to the schedule set forth in Exhibit F to the Letter and incorporated herein by this reference.

1.7  Upon receipt of debt or equity financing from any source in an amount of at least $100,000, VSUL shall pay the RATLAB the amount of $65,000 in cash for previously unpaid invoices, which amount shall bear simple interest at the annual rate of eighteen percent (18%), from June 1, 2007 until paid.  Upon payment the RATLAB shall deliver the two demonstration units remaining to be delivered.

1.8  VSUL shall pay the RATLAB for work on an on-going basis on rates and pursuant to terms which are to be negotiated.

2. DEFINITIVE AGREEMENTS.  This agreement and the agreements attached hereto are the definitive agreements covering the transactions between the parties.

3.  MEDIATION.  The parties hereto agree that any disputes arising out of the interpretation of this Letter and/or the agreements attached hereto shall be adjudicated by JAMS in Seattle, WA applying the laws of the State of Washington.  The prevailing party in any such matter determined by JAMS shall be paid their costs and attorneys fees.

4. CONFIDENTIALITY.  Any press releases or public announcements of activities relating to this Letter and its attached agreements shall be approved by both parties hereto.

5. DISCLAIMER OF LIABILITIES.  Except to the extent otherwise provided in this Letter and the agreements attached hereto each party shall be solely responsible for its own expenses, legal fees and consulting fees related to the negotiations described in this Letter.

6. BINDING NATURE OF THIS LETTER. This Letter as a whole, is intended to constitute, and shall constitute a legal and binding obligation, contract or agreement between the parties, and is intended to be relied upon by any party as constituting such.

7. ENTIRE AGREEMENT.  This Letter and the other agreements attached hereto constitutes the entire agreement, and supersedes any and all prior agreements ( including, without limitation, the Confidential  Letter of Intent, dated August 13,  2008) between the parties with regard to the transactions described in this Letter.  No amendment of any provision of this Letter of the other agreements attached hereto will be valid unless set forth in a written instrument signed by both parties.  In the event of any conflict between this Letter and any of the other agreements attached hereto, the terms of the applicable agreement will govern.

8. COUNTERPARTS.  This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed an original, but all of which taken together shall constitute one and the same document.

Sincerely,

/s/  Ron Erickson

Visualant, Inc.
By: Ron Erickson
Its: Chairman

ACCEPTED AND AGREED as of
23 OCT     , 2008

RATLAB, LLC

/s/ Dr. Tom Furness

Dr. Tom Furness, Manager

EXHIBIT A

NON-COMMERCIAL LICENSE AGREEMENT

This Non-Commercial License Agreement (this "Agreement"), dated as of October 23, 2008, is made by and between Visualant, Inc., a Nevada corporation ("Visualant") and RatLab, LLC, a Washington limited liability company ("RatLab").  Visualant and RatLab (sometimes referred to herein individually as a "Party" and collectively as the "Parties") therefore agree as follows:

Section 1.               Definitions

"Affiliate" means a corporation, limited liability company, joint venture or other entity of which RatLab or its members has ownership and control of at least fifty percent (50%) of all outstanding shares or securities or other ownership interests that represent the power to direct the management and policies of such entity.

"Improvement" means any advancement, development, improvement, enhancement, correction, modification, adaptation, translation, transformation, annotation, extension, compilation, collective work or derivative work.

"Intellectual Property Rights" means any patent, copyright, trademark, trade secret, mask work, moral right or other intellectual property or proprietary right under the laws of any jurisdiction.

"Third Party" means any individual, corporation, limited liability company, partnership, trust, association, governmental authority or other entity that is not a Party.

"Third Party Infringement" means any past, present or future infringement, misappropriation, unauthorized use or other violation of any of the Visualant IP by any Third Party.

"Visualant IP" means:  (a) the Visualant Patents: (b) any other intellectual property assets listed in the attached Exhibit A; (c) any other intellectual property or proprietary rights owned or controlled by Visualant that are necessary or useful for RatLab's exploitation of license granted pursuant to this Agreement; and (d) any Improvements to any of items described in (a), (b) or (c) above developed, created or invented by Visualant.

"Visualant Patent" means: (a) any patent or patent application owned or controlled by Visualant now or in the future listed, including any patents or patent applications listed under the heading of "Visualant Patents" in the attached Exhibit A, and any patents that may issue from the pending patent applications listed in the attached Exhibit A; (b) any patent that may issue from any continuation or divisional that has priority based upon any of the patent applications described in (a) above; (c) any reissues, renewals, substitutions, re-examinations and extensions of any of the patents described in (a) or (b) above; and (d) any foreign patents corresponding to any of the patents described in (a), (b) or (c) above.

Section 2.               Non-Commercial License Grant

Visualant hereby grants to RatLab a non-exclusive, worldwide, non-transferable (except as described in Section 4.2), sublicensable, fully paid-up, perpetual, royalty-free right and license to use and exploit the Visualant IP for non-commercial purposes.  Without limiting the generality of the foregoing, the license and rights granted under this Section 2.1 include, without limitation, the rights to do the following: (a) make, have made, use, distribute, have distributed, and import any items covered by the Visualant IP; (b) make Improvement to the Visualant IP; and (c) sublicense any of the licenses or rights granted hereunder.

Section 3.               Intellectual Property Rights

3.1           Administration and Prosecution of Intellectual Property Rights.  Visualant will control the prosecution, maintenance, registration and other management of the Visualant IP.  Visualant will keep RatLab informed of the status of all prosecution, maintenance, registration and other management activities related to the Visualant IP and will provide RatLab with a reasonable opportunity to advise Visualant on such activities.  Without limiting the generality of the foregoing, if Visualant chooses to abandon any portion of the Visualant IP, Visualant will provide RatLab written notice at least sixty (60) days prior to the last allowable date for filing or taking any other action required with respect to the prosecution, maintenance or registration of such portion of the Visualant IP and RatLab may, at any time thereafter, take actions necessary to preserve the Visualant IP.

3.2           Third Party Infringement.

(a)           If any Third Party Infringement comes to the attention of either Party, then such Party will give the other Party prompt written notice thereof (including, without limitation, a statement of the facts which are known by the Party giving the notice and which such Party believes might reasonably serve as a basis for a claim of Third Party Infringement, together with a copy of any documentation evidencing the same).

(b)           Visualant will have the first right to respond to, address, and/or prosecute any alleged Third Party Infringement by securing cessation of the infringement or initiating an action or suit against the infringer or otherwise responding to, addressing and/or prosecuting such alleged Third Party Infringement.  To exercise this first right, Visualant must initiate bona fide action to respond to, address, and/or prosecute any alleged Third Party Infringement within ninety (90) days of learning of such infringement.  If Visualant chooses to institute suit or action against an alleged infringer, Visualant may bring such suit in its own name (or, if required by law, in its and RatLab’s name) and at its own expense.  Further, if Visualant institutes an action or suit against an alleged infringer as provided in this Agreement, then (i) RatLab will fully and promptly cooperate and assist Visualant in connection with any such suit or action, and Visualant will pay RatLab’s reasonable attorney fees and other out-of-pocket directly associated expenses, and (ii) Visualant will receive all damages, awards, or settlement proceeds.

(c)           If Visualant fails, within ninety (90) days of learning of an alleged Third Party Infringement, to secure cessation of the alleged Third Party Infringement, institute suit against the alleged infringer, or to otherwise respond to, address and/or prosecute the alleged Third Party Infringement, then RatLab may, upon written notice to Visualant, assume full right and responsibility to institute suit or action against the alleged infringer.  If RatLab elects to commence an action as described above, then RatLab may do so in its own name (or if required by law, in its own and Visualant’s name) and at its own expense.  Further, if RatLab institutes an action or suit against an alleged infringer as provided in this Agreement, then Visualant will fully and promptly cooperate and assist RatLab in connection with the action or suit, and RatLab will pay all of Visualant’s reasonable attorney fees and other out-of-pocket directly associated expenses.  RatLab will not settle any suits or actions in any manner relating to the Visualant IP without obtaining the prior written consent of Visualant, which will not be unreasonably withheld, delayed or conditioned. After RatLab has recovered its reasonable attorney’s fees and other out-of-pocket expense directly related to any action, suit, or settlement for infringement to Visualant IP, the remaining damages, awards, or settlement proceeds will be divided as follows:  fifty percent (50%) to Visualant and fifty percent (50%) to RatLab.

(d)           Neither RatLab nor Visualant is obligated under this Agreement to institute or prosecute a suit against any alleged infringer of the Visualant IP.

3.3           Ownership of Improvements.

(a)           Visualant will be the owner of any Intellectual Property Right in any Improvement of the Visualant IP developed, created or invented by Visualant.

(b)           RatLab or its sublicensees will be the owner of any Intellectual Property Right in any Improvement of the Visualant IP developed, created or invented by RatLab or its sublicensees (subject to any Intellectual Property Rights of Visualant in the Visualant IP) and RatLab will not be obligated to deliver to Visualant any such Improvement; provided, however, RatLab will promptly notify Visualant of any Improvements to the Visualant IP developed, created or invented by RatLab and will license such Improvements to Visualant pursuant to a separate agreement containing the same terms as are applicable to the "Visualant IP" licensed to RatLab on an exclusive basis pursuant to the Commercial License Agreement, dated October 23, 2008, between the Parties.

3.4           Reservation of Rights:  Ownership of IP.  Except as expressly provided in this Agreement, no title to or ownership of any Visualant IP or any proprietary rights associated with the Visualant IP, is transferred to RatLab or any other person under this Agreement.  RatLab acknowledges and agrees that Visualant is the sole owner of all right, title and interest in and to the Visualant IP listed on Schedule A hereto, and RatLab agrees that at the request of Visualant, RatLab will execute all instruments and documents and will take all other action necessary to insure that Visualant has vested title to the Visualant IP.  RatLab represents and warrants that it will not undertake any act or thing which in any way impairs or is intended to impair any part of the right, title, interest or goodwill of Visualant in the Visualant IP.

Section 4.               Miscellaneous

4.1           Waiver; Amendments.  The failure of any Party to insist, in any one or more instances, upon performance of any of the terms, covenants or conditions of this Agreement will not be construed as a waiver or a relinquishment of any right or claim granted or arising hereunder or of the future performance of any such term, covenant, or condition, and such failure will in no way affect the validity of this Agreement or the rights and obligations of the parties hereto.  This Agreement may not be modified, amended or supplemented except by an agreement in writing signed by Visualant and RatLab.

4.2           Assignment and Binding Effect.  Neither Party may transfer or assign its rights or obligations under this Agreement without the express written consent of the other Party; provided, however, RatLab may assign any of its rights or obligations under this Agreement to an Affiliate without the prior written consent of Visualant, but subject to giving Visualant notice of such assignment and the terms and conditions thereof.  Subject to the foregoing, this Agreement will inure to the benefit of and will be binding upon the Parties and their respective successors and permitted assigns.

4.3           Governing Law.  This Agreement will be governed by and construed under the laws of the state of Washington, without giving effect to any contrary conflict of laws provisions.

4.4           Notices.  All notices and other communications hereunder will be in writing and will be deemed given (a) upon receipt if delivered personally (or if mailed by registered or certified mail), (b) the day after dispatch if sent by overnight courier, (c) upon receipt if transmitted by telecopier or other means of facsimile transmission (and confirmed by a copy delivered in accordance with clause (a) or (b)), properly addressed to the parties at the following addresses:

RatLab:	RatLab, LLC.
4939 NE 65th Street Seattle, WA 98115
Visualant:	Visualant, Inc.
500 Union Street, Ste. 406 Seattle, WA 98101

Any Party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

4.5           Protection of the License in Bankruptcy.  The Parties expressly agree that the Visualant IP is "intellectual property" as defined in Section 101(35A) of the United States Bankruptcy Code, 11 U.S.C. Section 101 et. seq. (the "Bankruptcy Code").  In the event of any proceeding under the Bankruptcy Code for the bankruptcy, reorganization or protection of either Party, this Agreement shall be subject to Section 365(n) of the Bankruptcy Code.

4.6           Severability.  If any provision of this Agreement, or the application thereof, will for any reason and to any extent be held to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances will be interpreted so as best to reasonably effect the intent of the parties hereto.  The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the invalid or unenforceable provision.

4.7           Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which together will constitute one and the same instrument notwithstanding that all Parties are not signatories to each counterpart.

4.8           Entire Agreement.  This Agreement (together with any exhibit or attachments) constitutes the entire agreement between the Parties hereto with respect to the subject matter of this Agreement and supersedes all prior negotiations, understandings and agreements between the Parties with respect to the subject matter of this Agreement.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be made and executed by duly authorized officers.

Visualant, Inc. By: Name: Title: Date Signed:	RatLab, LLC By: Name: Title: Date Signed:

[Signature Page to Non-Coercial License Agreement]

EXHIBIT A

VISUALANT IP

VISUALANT PATENTS

1.
Schowengerdt, B.T., Furness, T.A., Melville, R.D., Schroder, K.E., Burstein, R.A., and Chinthammit, W. SYSTEM AND METHOD OF EVALUATING AN OBJECT USING ELECTROMAGNETIC ENERGY. International Patent Application No. PCT/US2007/017082.

2.
Schowengerdt, B.T., Furness, T.A., and Walker, N.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE DISTRIBUTED EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Patent Application No. 11/831,662.

3.
Furness, T.A., Schowengerdt, B.T., Melville, R., Walker, N.E., and Sparks, B.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Patent Application No. 11/831,717.

4.
Schowengerdt, B.T., Furness, T.A., Melville, R.D., Schroder, K.E., Burstein, R.A., and Chinthammit, W. SYSTEM AND METHOD OF EVALUATING AN OBJECT USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/820,938.

5.
Schowengerdt, B.T., Furness, T.A., and Walker, N.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE DISTRIBUTED EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/834,662.

6.
Furness, T.A., Schowengerdt, B.T., Melville, R., and Walker, N.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/834,589.

7.
Furness, T.A., Schowengerdt, B.T., Melville, R., and Walker, N.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/871,639.

8.
Furness, T.A., Schowengerdt, B.T., Melville, R., Walker, N.E., and Sparks, B.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/883,312.

9.
Furness, T.A., Schowengerdt, B.T., Melville, R., Walker, N.E. , and Sparks, B.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/890,446.

EXHIBIT B

COMMERCIAL LICENSE AGREEMENT

This Commercial License Agreement (this "Agreement"), dated as of October 23, 2008 (the "Effective Date"), is made by and between Visualant, Inc., a Nevada corporation ("Visualant") and RatLab, LLC, a Washington limited liability company ("RatLab").  Visualant and RatLab (sometimes referred to herein individually as a "Party" and collectively as the "Parties") therefore agree as follows:

Section 1.               Definitions

"Affiliate" means a corporation, limited liability company, joint venture or other entity of which RatLab or its members has ownership and control of at least fifty percent (50%) of all outstanding shares or securities or other ownership interests that represent the power to direct the management and policies of such entity.

"Fields of Use" means the worldwide market for products and services relating to medical and healthcare testing (including medical diagnosis testing through both home and physician-provided healthcare solutions), agricultural testing (including both plant and animal, including veterinary medical testing), environmental testing (including air and water testing), and gemology and jewelry.

"Gross Revenue" means any revenue actually received by RatLab, or a RatLab Affiliate, as a result of the sale to any of RatLab’s or RatLab Affiliate’s customers or end users of Licensed Products that incorporate one or more of the unexpired Visualant IP; provided, however, that "Gross Revenue" does not include any (a) reimbursed expenses or costs that are passed through to a customer or end user (e.g., travel), (b) taxes collected by RatLab for remittance to governmental authorities, or (c) refunds or credits.

"Improvement" means any advancement, development, improvement, enhancement, correction, modification, adaptation, translation, transformation, annotation, extension, compilation, collective work or derivative work to or based upon the Visualant IP.

"Intellectual Property Rights" means any patent, copyright, trademark, trade secret, mask work, moral right or other intellectual property or proprietary right under the laws of any jurisdiction.

"License" means the license granted by Visualant to RatLab pursuant to Section 2.1 of this Agreement.

"Licensed Product" means any product or service of RatLab or its sublicensees intended for use in the Fields of Use and that incorporates or uses any of the Visualant IP.

"Third Party" means any individual, corporation, limited liability company, partnership, trust, association, governmental authority or other entity that is not a Party.

"Third Party Infringement" means any past, present or future infringement, misappropriation, unauthorized use or other violation of any of the Visualant IP within the Field of Use by any Third Party.

"Visualant IP" means the Visualant Patents, any other intellectual property assets listed in the attached Exhibit A, and any other intellectual property or proprietary rights owned or controlled by Visualant that are necessary or useful for exploitation of the Licensed Products.

"Visualant Patent" means:  (a) any patent or patent application owned or controlled by Visualant now or in the future listed, including any patents or patent applications listed under the heading of "Visualant Patents" in the attached Exhibit A, and any patents that may issue from the pending patent applications listed in the attached Exhibit A; (b) any patent that may issue from any continuation or divisional that has priority based upon any of the patent applications described in (a) above; (c) any reissues, renewals, substitutions, re-examinations and extensions of any of the patents described in (a) or (b) above; and (d) any foreign patents corresponding to any of the patents described in (a), (b) or (c) above.

Section 2.               License Grant; Covenants

2.1           License Grant.  Subject to the provisions of Section 2.2 below, Visualant hereby grants to RatLab an exclusive (within the Fields of Use), worldwide, non-transferable (except as described in Section 5.2), sublicensable (with the notice  of Visualant), royalty-bearing, right and license to use and exploit the Visualant IP within the Fields of Use.  Without limiting the generality of the foregoing, the license and rights granted herein include, without limitation, the rights to do the following: (a) make, have made, offer for sale, sell, use, distribute, have distributed, and import any products or services within the Fields of Use under the Visualant IP; (b) make Improvements of and to the Visualant IP; (c) exercise any other rights under the Visualant IP, including the right to take any action against any past, present or future infringement of the Visualant IP in the Fields of Use; and (d) sublicense any of the licenses or rights granted hereunder, subject, however, to the prior notice  consent of Visualant.

2.2           Exclusivity.  During the Term, and so long as RatLab satisfies the milestones set forth in this Section 2.2 (the "Milestones") Visualant will not grant to any Third Party any license under any of the Visualant IP to incorporate or utilize the Visualant IP in products or services intended for use in the Fields of Use.  The following Milestones will apply to RatLab's efforts to commercialize the Visualant IP:

(a)           Within six (6) months after the Effective Date, create an Affiliate for the purposes of commercializing the Visualant IP within the Fields of Use;

(b)           Within twenty-four (24) months after the Effective Date, obtain funding for such Affiliate so that the Affiliate can operate on a stand-alone basis (i.e., is able to support its own officers and staff, and conduct research either on its own or in conjunction with RatLab);

(c)           Within thirty-six (36) months after the Effective Date, develop a demonstration unit of a Licensed Product; and

(d)           Within forty-eight (48) months after the Effective Date, deliver the first License Fee to Visualant.

If RatLab fails to satisfy any of the Milestones, the restrictions on Visualant imposed by this Section 2.2 will terminate and RatLab's rights under the License will be non-exclusive for the remainder of the Term.

Section 3.               Intellectual Property Rights

3.1           Administration of Visualant IP.  Visualant will control the prosecution, maintenance, registration and other management of the Visualant IP.  Visualant will keep RatLab informed of the status of all prosecution, maintenance, registration and other management activities related to the Visualant IP and will provide RatLab with a reasonable opportunity to advise Visualant on such activities.  Without limiting the generality of the foregoing, if Visualant chooses to abandon any portion of the Visualant IP, Visualant will provide RatLab written notice at least sixty (60) days prior to the last allowable date for filing or taking any other action required with respect to the prosecution, maintenance or registration of such portion of the Visualant IP and RatLab may, at any time thereafter, take actions necessary to preserve the Visualant IP.

3.2           Third Party Infringement.

(a)           If any Third Party Infringement comes to the attention of either Party, then such Party will give the other Party prompt written notice thereof (including, without limitation, a statement of the facts which are known by the Party giving the notice and which such Party believes might reasonably serve as a basis for a claim of Third Party Infringement, together with a copy of any documentation evidencing the same).

(b)           RatLab will have the first right to respond to, address, and/or prosecute any alleged Third Party Infringement by securing cessation of the infringement or initiating an action or suit against the infringer or otherwise responding to, addressing and/or prosecuting such alleged Third Party Infringement.  To exercise this first right, RatLab must initiate bona fide action to respond to, address, and/or prosecute any alleged Third Party Infringement within ninety (90) days of learning of such infringement.  If RatLab chooses to institute suit or action against an alleged infringer, RatLab may bring such suit in its own name (or, if required by law, in its and Visualant’s name) and at its own expense.  Further, if RatLab institutes an action or suit against an alleged infringer as provided in this Agreement, then (i) Visualant will fully and promptly cooperate and assist RatLab in connection with any such suit or action, and RatLab will pay Visualant’s reasonable attorneys fees and other out-of-pocket directly associated expenses.  RatLab will not settle any suits or actions in any manner relating to the Visualant IP without obtaining the prior written consent of RatLab, which will not be unreasonable withheld, delayed or conditioned. After RatLab has recovered its reasonable attorney's fees and other out-of-pocket expenses directly related to any action, suit, or settlement for infringement of Visualant IP, the remaining damages, awards, or settlement proceeds will be divided as follows: fifty percent (50%) to RatLab and fifty percent (50%) to Visualant.

(c)           If RatLab fails, within ninety (90) days of learning of an alleged Third Party Infringement, to secure cessation of the alleged Third Party Infringement, institute suit against the alleged infringer, or to otherwise respond to, address and/or prosecute the alleged Third Party Infringement, then Visualant may, upon written notice to RatLab, assume full right and responsibility to institute suit or action against the alleged infringer.  If Visualant elects to commence an action as described above, then Visualant may do so in its own name (or if required by law, in its own and RatLab’s name) and at its won expense.  Further, if Visualant institutes an action or suit against an alleged infringer as provided in this Agreement, then RatLab will fully and promptly cooperate and assist Visualant in connection with the action or suit, and Visualant will pay all of RatLab’s reasonable attorney fees and other out-of-pocket directly associated expenses.   Visualant will not settle any suits or actions in any manner relating to the Visualant IP without obtaining the prior written consent of RatLab, which will not be unreasonably withheld, delayed or conditioned. After Visualant has recovered its reasonable attorney’s fees and other out-of-pocket expenses directly related to any action, suit, or settlement for infringement of Visualant IP, the remaining damages, awards, or settlement proceeds will be divided as follows:  fifty percent (50%) to Visualant and fifty percent (50%) to RatLab.

(d)           Neither RatLab nor Visualant is obligated under this Agreement to institute or prosecute a suit against any alleged infringer of the Visualant IP.

3.3           Ownership of Improvements.

(a)           By RatLab.

(i)           RatLab or its sublicensees will be the owner of any Intellectual Property Rights in any Improvement to the Visualant IP developed, created or invented by RatLab or its sublicensees at RatLab's expense and neither RatLab nor its sublicensees will be obligated to deliver to Visualant any such Improvement pursuant to this Agreement; provided, however, RatLab will promptly notify Visualant of any such Improvements and license such Improvements to Visualant for use in certain fields of use pursuant to a separate agreement between the Parties containing substantially the same terms as are applicable to the Visualant IP licensed to RatLab pursuant to this Agreement.

(ii)           Visualant will be the owner of any Intellectual Property Rights in any Improvement to the Visualant IP developed, created or invented by RatLab at Visualant's expense (e.g., pursuant to a separate research and development agreement or otherwise) and Visualant will not be obligated to deliver to RatLab any such Improvement pursuant to this Agreement; provided, however, RatLab will promptly notify Visualant of any such Improvements and Visualant will license such Improvements to RatLab for use in the Fields of Use pursuant to a separate agreement between the Parties containing substantially the same terms as are applicable to the Visualant IP licensed to RatLab pursuant to this Agreement.

(b)           By Visualant.  Visualant will be the owner of any Intellectual Property Right in any Improvement of the Visualant IP developed, created or invented by Visualant and Visualant will not be obligated to deliver to RatLab any such Improvement pursuant this Agreement; provided, however, Visualant will promptly notify RatLab of any such Improvements and Visualant will license such Improvements to RatLab for use in the Fields of Use pursuant to a separate agreement between the Parties containing substantially the same terms as are applicable to the Visualant IP licensed to RatLab pursuant to this Agreement.

3.4           Reservation of Rights; Ownership of IP.  Except as expressly provided in this Agreement, no title to or ownership of any Visualant IP is transferred to RatLab or any other person under this Agreement.  RatLab acknowledges and agrees that Visualant is the sole owner of all right, title and interest in and to the Visualant IP listed on Schedule A hereto, and RatLab agrees that at the request of Visualant, RatLab will execute all instruments and documents and will take all other action necessary to insure that Visualant has vested title to the Visualant IP.  RatLab represents and warrants that it will not undertake any act or thing which in any way impairs or is intended to impair any part of the right, title, interest or goodwill of Visualant in the Visualant IP.

Section 4.               Compensation

4.1           License Fee.  RatLab will pay Visualant five percent (5%) of the Gross Revenues received with respect to any Licensed Product incorporating one or more of the valid and unexpired Visualant IP (the "License Fee").

4.2           Reporting and Payment.  Once RatLab satisfies the Milestone set forth in Section 2.2(d), within thirty (30) calendar days of the end of each subsequent calendar quarter (or portion thereof) during the Term of this Agreement, RatLab will remit payment to Visualant for all License Fees earned during such calendar quarter (or portion thereof).  Each payment will be accompanied by a statement setting forth in reasonable detail the basis for such payment.  All amounts payable under this Agreement are payable in the lawful money of the United States.

4.3           Taxes.  RatLab will collect and pay any sales, use, excise, import or export value added or similar tax or duty not based on Visualant's or any of its affiliates' net income associated with sales of the Licensed Products by RatLab.

Section 5.               Term and Termination

5.1           General.  Unless otherwise terminated pursuant to Section 5.2, the term of the License (the "Term") will commence as of the Effective Date and will continue until the last to expire of the Visualant IP.

5.2           Early Termination.  RatLab may terminate this Agreement for its convenience upon thirty (30) days’ written notice to Visualant.  In addition, either Party may terminate the Agreement by giving the other Party written notice of termination if:  (a) the other Party commits a material breach of this Agreement and fails to cure such breach within thirty (30) days after the non-breaching Party gives the breaching Party written notice of such breach; or (b) the bankruptcy, receivership or similar proceeding against the other Party which is not dismissed within thirty (30) days after it is commenced.

5.3           Effect of Expiration or Termination.  Upon any expiration or termination of the Term:  (a) the License will terminate immediately and automatically; provided, however, all sublicense granted by RatLab  prior to the effective date of any termination of the Term will survive such termination; and (b) the Parties’ respective rights and obligations under Sections 3.3, 3.4, 5 and 6 of this Agreement will survive.

Section 6.               Miscellaneous

6.1           Waiver; Amendments.  The failure of any Party to insist, in any one or more instances, upon performance of any of the terms, covenants or conditions of this Agreement will not be construed as a waiver or a relinquishment of any right or claim granted or arising hereunder or of the future performance of any such term, covenant, or condition, and such failure will in no way affect the validity of this Agreement or the rights and obligations of the parties hereto.  This Agreement may not be modified, amended or supplemented except by an agreement in writing signed by Visualant and RatLab.

6.2           Assignment and Binding Effect.  Neither Party may transfer or assign its rights or obligations under this Agreement without the express written consent of the other Party; provided, however, RatLab may assign any of its rights or obligations under this Agreement to an Affiliate without the prior written consent of Visualant but subject to giving Visualant notice of such assignment and the terms and conditions thereof.  Subject to the foregoing, this Agreement will inure to the benefit of and will be binding upon the Parties and their respective successors and permitted assigns.

6.3           Governing Law.  This Agreement will be governed by and construed under the laws of the state of Washington, without giving effect to any contrary conflict of laws provisions.

6.4           Notices.  All notices and other communications hereunder will be in writing and will be deemed given (a) upon receipt if delivered personally (or if mailed by registered or certified mail), (b) the day after dispatch if sent by overnight courier, (c) upon receipt if transmitted by telecopier or other means of facsimile transmission (and confirmed by a copy delivered in accordance with clause (a) or (b)), properly addressed to the parties at the following addresses:

RatLab:	RatLab, LLC.
4939 NE 65th Street Seattle, WA 98115
Visualant:	Visualant, Inc.
500 Union Street, Ste. 406 Seattle, WA 98101

Any Party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

6.5           Protection of the License in Bankruptcy.  The Parties expressly agree that the Visualant IP and RatLab Softwares "intellectual property" as defined in Section 101(35A) of the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code").  In the event of any proceeding under the Bankruptcy Code for the bankruptcy, reorganization or protection of either Party, this Agreement shall be subject to Section 365(n) of the Bankruptcy Code.

6.6           Severability.  If any provision of this Agreement, or the application thereof, will for any reason and to any extent be held to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances will be interpreted so as best to reasonably effect the intent of the parties hereto.  The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the invalid or unenforceable provision.

6.7           Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which together will constitute one and the same instrument notwithstanding that all Parties are not signatories to each counterpart.

6.8           Entire Agreement.  This Agreement, together with any exhibit or attachments, constitutes the entire agreement between the Parties hereto with respect to the subject matter of this Agreement and supersedes all prior negotiations, understandings and agreements between the Parties with respect to the subject matter of this Agreement.

[Remainder of Page Left Intentionally Blank]

EXHIBIT A

VISUALANT IP

VISUALANT PATENTS

1.
Schowengerdt, B.T., Furness, T.A., Melville, R.D., Schroder, K.E., Burstein, R.A., and Chinthammit, W. SYSTEM AND METHOD OF EVALUATING AN OBJECT USING ELECTROMAGNETIC ENERGY. International Patent Application No. PCT/US2007/017082.

2.
Schowengerdt, B.T., Furness, T.A., and Walker, N.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE DISTRIBUTED EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Patent Application No. 11/831,662.

3.
Furness, T.A., Schowengerdt, B.T., Melville, R., Walker, N.E., and Sparks, B.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Patent Application No. 11/831,717.

4.
Schowengerdt, B.T., Furness, T.A., Melville, R.D., Schroder, K.E., Burstein, R.A., and Chinthammit, W. SYSTEM AND METHOD OF EVALUATING AN OBJECT USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/820,938.

5.
Schowengerdt, B.T., Furness, T.A., and Walker, N.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE DISTRIBUTED EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/834,662.

6.
Furness, T.A., Schowengerdt, B.T., Melville, R., and Walker, N.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/834,589.

7.
Furness, T.A., Schowengerdt, B.T., Melville, R., and Walker, N.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/871,639.

8.
Furness, T.A., Schowengerdt, B.T., Melville, R., Walker, N.E., and Sparks, B.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/883,312.

9.
Furness, T.A., Schowengerdt, B.T., Melville, R., Walker, N.E. , and Sparks, B.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/890,446.

EXHIBIT C

NON-EXCLUSIVE LICENSE AGREEMENT
(RATLAB SOFTWARE)

This Non-Exclusive License Agreement (this "Agreement"), dated as of October 23, 2008, is made by and between Visualant, Inc., a Nevada corporation ("Visualant") and RatLab, LLC, a Washington limited liability company ("RatLab").  Visualant and RatLab (sometimes referred to herein individually as a "Party" and collectively as the "Parties") therefore agree as follows:

Section 1.               Definitions

"Affiliate" means a corporation, limited liability company, joint venture or other entity of which RatLab or its members has ownership and control of at least fifty percent (50%) of all outstanding shares or securities or other ownership interests that represent the power to direct the management and policies of such entity.

"Confidential Information" means any confidential or proprietary information of a Party, including without limitation, trade secrets, functional and technical specifications, designs, drawings, translations, analysis, research, processes, computer programs (including, without limitation, the RatLab Software), beta versions, algorithms, methods, ideas, "know how," and other technical information.

"Fields of Use" means the fields of use identified in the attached Exhibit A.

"Gross Revenue" means any revenue actually received by Visualant as a result of the sale to any of Visualant's customers or end users of Licensed Products; provided, however, that "Gross Revenue" does not include any (a) reimbursed expenses or costs that are passed through to a customer or end user (e.g., travel), (b) taxes collected by Visualant for remittance to governmental authorities, or (c) refunds or credits.

"Improvement" means any advancement, development, improvement, enhancement, correction, modification, adaptation, translation, transformation, annotation, extension, compilation, collective work or derivative work.

"Intellectual Property Rights" means any patent, copyright, trademark, trade secret, mask work, moral right or other intellectual property or proprietary right under the laws of any jurisdiction.

"Licensed Product" means any product or service that includes the RatLab Software.

"RatLab Software" means the computer code (both source code and object code) and documentation listed in the attached Exhibit B.

"User" means an individual or entity to which Visualant provides a license to use the RatLab Software (as part of a Licensed Product) for such Licensee's own use and not for redistribution, subject to the restriction in Section 2.

Section 2.               License Grant; Restrictions

2.1           License Grant; Delivery of RatLab Software.  Subject to the terms and conditions of this Agreement including Visualant's payment of all fees due under this Agreement, RatLab hereby grants to Visualant a non-exclusive, worldwide, non-transferable (except as described in Section 8.4), sublicensable, royalty-bearing right and license to do the following within the Fields of Use during the Term: (a) incorporate and utilize the RatLab Software in Licensed Products; (b) make Improvement to the RatLab Software for use in connection with the exercise of the rights described in Section 2.1(a); (c) incorporate the RatLab Software and Improvement to the RatLab Software into Licensed Products; (d) grant sublicenses to Users to use the RatLab Software and Improvements to the RatLab Software in accordance with the terms and conditions of this Agreement; (e) make and use copies of the RatLab Software and Improvement to the RatLab Software in connection with the exercise of the rights described in subsections (a) through (d) of this Section 2.1; and (f) support and maintain the RatLab Software and Improvement to the RatLab Software.  Upon execution of this Agreement, RatLab will deliver one or more master copies of the RatLab Software to Visualant.

2.2           No Third-Party Distribution.  Visualant may only sublicense rights to the RatLab Software directly to Users within the Fields of Use and may not market or distribute the RatLab Software through any third party.  No User will have the right to further sublicense or distribute the RatLab Software to or through any third party.

2.3           User License Agreements.  Visualant must enter into a license agreement with each User, which agreement must:  (a) be no less protective of RatLab and the RatLab Software than this Agreement; (b) provide for a limited, non-exclusive license to install and use the RatLab Software within Fields of Use and in accordance with this Agreement; (c) include a disclaimer that RatLab will have no liability to User including any liability for damages, whether direct, indirect, incidental or consequential or for loss of profits arising from or related to the use of the RatLab Software provided by Visualant to the User or Visualant's products or software; and (d) provide that RatLab is an intended third-party beneficiary of such agreement.

2.4           Restrictions.  Visualant will not, and will not allow any User to: (a) make any copies of the RatLab Software or install the RatLab Software on any hardware or equipment other than a Licensed Product; (b) de-compile, disassemble, or otherwise reverse engineer or attempt to reconstruct or discover any source code, algorithms or file formats or programming or interoperability interfaces of the RatLab Software or of any files contained or generated using the RatLab Software by any means whatsoever; (c) except for the rights granted to Visualant pursuant to Section 2.1(b), modify or create any derivative works from the RatLab Software or any part thereof or separate the RatLab Software into its component parts; (d) merge the RatLab Software with any other software other than as expressly set forth in the documentation accompanying the RatLab Software (if any); (e) disclose to any third party any performance information or analysis relating to the RatLab Software; (f) except for the rights granted to Visualant pursuant to Section 2.1, sell, sublicense, lease, rent, loan, assign, convey or otherwise transfer the RatLab Software or any component thereof; (g) use the RatLab Software on a different operating system(s) than that specified in the documentation accompanying the RatLab Software (if any); or (h) remove, obscure or alter any notice of copyright, trademark or other proprietary right appearing on or in the RatLab Software (including any component therein) or any documentation accompanying the RatLab Software.  Visualant will permit RatLab, at all reasonable times, and at RatLab's expense, to verify that the use of the RatLab is within the terms of this Agreement.

Section 3.               Intellectual Property Rights

3.1           Ownership of Improvements.

(a)           Visualant will be the owner of any Intellectual Property Right in any Improvement of the RatLab Software developed, created or invented by Visualant (subject to any Intellectual Property Rights of RatLab in the RatLab Software) [and Visualant will not be obligated to deliver to RatLab any such Improvement pursuant to this Agreement; provided however, Visualant will promptly notify RatLab of any such Improvements and Visualant will license such Improvements to RatLab pursuant to a separate agreement between the Parties containing substantially the same terms as are applicable to the "Visualant IP" licensed to RatLab on an exclusive basis pursuant to the Commercial License Agreement, dated October 23, 2008, between the Parties.

(b)           RatLab will be the owner of any Intellectual Property Right in any Improvement of the RatLab Software developed, created or invented by RatLab and RatLab will not be obligated to deliver to Visualant any such Improvement.

3.2           Reservation of Rights.  Except as expressly provided in this Agreement, no title to or ownership of any RatLab Software or any proprietary rights associated with the RatLab Software, is transferred to Visualant or any other person under this Agreement.

Section 4.               Compensation

4.1           License Fee.  Visualant will pay RatLab five percent (5%) of the Gross Revenue received with respect to any Licensed Product incorporating any RatLab Software (the "License Fee").

4.2           Reporting and Payment.  Within thirty (30) business days of the end of each calendar quarter (or portion thereof) during the Term of this Agreement, Visualant will remit payment to RatLab for all License Fees earned during such calendar quarter (or portion thereof).  Each payment will be accompanied by a statement setting forth in reasonable detail the basis for such payment.  All amounts payable under this Agreement are payable in the lawful money of the United States.

4.3           Taxes.  Visualant will collect and pay any sales, use, excise, import or export value added or similar tax or duty not based on RatLab's or any of its affiliates' net income associated with sales of the Licensed Products by Visualant.

Section 5.               Term and Termination

5.1           General.  Unless otherwise terminated pursuant to Section 5.2, the term of the License (the "Term") will commence as of the Effective Date and will continue for a period of twenty (20) years.

5.2           Early Termination.  Either Party may terminate the Agreement by giving the other Party written notice of termination if:  (a) the other Party commits a material breach of this Agreement and fails to cure such breach within thirty (30) days after the non-breaching Party gives the breaching Party written notice of such breach; or (b) the bankruptcy, receivership or similar proceeding against the other Party which is not dismissed within thirty (30) days after it is commenced.

5.3           Effect of Expiration or Termination.  Upon any expiration or termination of the Term:  (a) the license granted to Visualant pursuant to this Agreement will terminate immediately and automatically; provided, however, all sublicense granted by Visualant prior to the effective date of any termination of the Term will survive such termination; and (b) the Parties' respective rights and obligations under Sections 2.4, 3, 5, 6 and 7 of this Agreement will survive.

Section 6.               Confidentiality

Each Party agrees to hold the Confidential Information of the other Party in the strictest confidence and not to disclose such Confidential Information to any third party, except as otherwise expressly provided by this Agreement.  Each Party will, however, be permitted to disclose relevant aspects of such Confidential Information to its officers, employees, attorneys, or auditors, all on a need-to-know basis, provided that such individuals or entities have undertaken to protect the Confidential Information to the same extent as required under this Agreement.  Each Party will give the other Party notice immediately upon learning of any unauthorized use or disclosure of Confidential Information.  The obligations set forth in this Section 7 do not apply if and to the extent the Party receiving Confidential Information ("Receiving Party") establishes that:  (a) the information disclosed to the Receiving Party was already known to the Receiving Party, without obligation to keep it confidential; (b) the Receiving Party received the information in good faith from a third party lawfully in possession thereof without obligation to keep such information; (c) the information was publicly known at the time of its receipt by the Receiving Party or has become publicly known other than by a breach of this Agreement; (d) the information is independently developed by the Receiving Party without use of the other Party's Confidential Information; or (e) the information is required to be disclosed by applicable statute or regulation or by judicial or administrative process; provided that, in the case of (e) above, the Receiving Party will use reasonable efforts under the circumstances to notify the other Party of such requirements so as to provide such Party the opportunity to obtain such protective orders or other relief as the compelling court or other entity may grant.

Section 7.               Miscellaneous

7.1           No Warranties.  RATLAB MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH REGARD TO THE RATLAB SOFTWARE (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTY ARISING OUT OF COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE).  FURTHER, RATLAB DOES NOT REPRESENT OR WARRANT THAT THE RATLAB SOFTWARE WILL MEET ALL OF VISUALANT'S OR ITS USERS' REQUIREMENTS, OR WILL ALWAYS BE AVAILABLE, ACCESSIBLE, UNINTERRUPTED, TIMELY, SECURE, ACCURATE, COMPLETE, ERROR-FREE, OR VIRUS-FREE.

7.2           Limitation of Liability.  EXCEPT FOR VIOLATION OF ANOTHER PARTY'S INTELLECTUAL PROPERTY RIGHTS OR BREACH OF SECTION 2.4, NEITHER PARTY'S AGGREGATE LIABILITY TO THE OTHER PARTY OR ANY THIRD PARTY UNDER THIS AGREEMENT WILL EXCEED THE LICENSE FEES PAID BY VISUALANT UNDER THIS AGREEMENT, AND NEITHER PARTY WILL BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOST PROFITS, LOST REVENUE, LOST DATA, REPLACEMENT GOODS, OR INTERRUPTION OF USE OF ANY OF THE COCO PRODUCTS, WHETHER IN CONTRACT, TORT, NEGLIGENCE OR OTHERWISE, EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY THEREOF.

7.3           Waiver; Amendments.  The failure of any Party to insist, in any one or more instances, upon performance of any of the terms, covenants or conditions of this Agreement will not be construed as a waiver or a relinquishment of any right or claim granted or arising hereunder or of the future performance of any such term, covenant, or condition, and such failure will in no way affect the validity of this Agreement or the rights and obligations of the parties hereto.  This Agreement may not be modified, amended or supplemented except by an agreement in writing signed by Visualant and RatLab.

7.4           Assignment and Binding Effect.  Neither Party may transfer or assign its rights or obligations under this Agreement without the express written consent of the other Party; provided, however, RatLab may assign any of its rights or obligations under this Agreement to an Affiliate without the prior written consent of Visualant.  Subject to the foregoing, this Agreement will inure to the benefit of and will be binding upon the Parties and their respective successors and permitted assigns.

7.5           Governing Law.  This Agreement will be governed by and construed under the laws of the state of Washington, without giving effect to any contrary conflict of laws provisions.

7.5           Notices.  All notices and other communications hereunder will be in writing and will be deemed given (a) upon receipt if delivered personally (or if mailed by registered or certified mail), (b) the day after dispatch if sent by overnight courier, (c) upon receipt if transmitted by telecopier or other means of facsimile transmission (and confirmed by a copy delivered in accordance with clause (a) or (b)), properly addressed to the parties at the following addresses:

RatLab:	RatLab, LLC.
4939 NE 65th Street Seattle, WA 98115
Visualant:	Visualant, Inc.
500 Union Street, Ste. 406 Seattle, WA 98101

Any Party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

7.6           Protection of the License in Bankruptcy.  The Parties expressly agree that the RatLab Software is "intellectual property" as defined in Section 101(35A) of the United States Bankruptcy Code, 11 U.S.C. Section 101 et. seq. (the "Bankruptcy Code").  In the event of any proceeding under the Bankruptcy Code for the bankruptcy, reorganization or protection of either Party, this Agreement will be subject to Section 365(n) of the Bankruptcy Code.

7.7           Severability.  If any provision of this Agreement, or the application thereof, will for any reason and to any extent be held to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances will be interpreted so as best to reasonably effect the intent of the parties hereto.  The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the invalid or unenforceable provision.

7.8           Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which together will constitute one and the same instrument notwithstanding that all Parties are not signatories to each counterpart.

7.9           Entire Agreement.  This Agreement, together with any exhibit or attachments, constitutes the entire agreement between the Parties hereto with respect to the subject matter of this Agreement and supersedes all prior negotiations, understandings and agreements between the Parties with respect to the subject matter of this Agreement.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be made and executed by duly authorized officers.

Visualant, Inc. By: Name: Title: Date Signed:	RatLab, LLC By: Name: Title: Date Signed:

[Signature Page to Non-Exclusive License Agreement (RatLab Software)]

EXHIBIT A

FIELDS OF USE

1. Verification of authenticity of various manufactured goods or substances when compared against a prestored standard of the spectral signature of authentic goods.

EXHIBIT B

RATLAB SOFTWARE

Cyclops - Labview VIs    Version "Working"
Cyclops - Labview VIs    Version 01a "Master Fingerprint"
Cyclops - Labview VIs    Version "Cyclops_main modding for 30 LEDs.vi"
Cyclops - Labview Vis    Version "Cyclop30_DEMO.vi"
Cyclops - Labview VIs    Speech recognition    Version "Cyclop30_DEMO_sound_SR.vi"
Cyclops - Labview VIs    Speech recognition    Version "Cyclop30_DEMO_record_playback.vi"
Cyclops - Labview Vis    Version "Cyclop30_DEMO_v2.vi"
Cyclops - Labview VIs    Speech recognition    Version "Cyclop30_DEMO_v2.vi"
Cyclops - Labview VIs    Version "Cyclops_NYC_DEMO.llb"
Tetraclops - ARM 7 Firmware 1.0 Labview dependent - Version 1
Tetraclops - ARM 7 Firmware 1.0 Labview dependent - Version 2
Tetraclops - ARM 7 Firmware 1.0 Labview dependent - Version 3
Tetraclops - ARM 7 Firmware 1.0 Labview dependent - Version 4
Tetraclops - ARM 7 Firmware 1.0 Labview dependent - Version 5
Tetraclops - ARM 7 Firmware 1.0 Labview dependent - Version 6
Tetraclops - ARM 7 Firmware 1.0 Labview dependent - Version 7
Tetraclops - ARM 7 Firmware 1.0 Labview dependent - Version 8
Tetraclops - CPLD Firmware - Version 1
Tetraclops - CPLD Firmware - Version 2
Tetraclops - CPLD Firmware - Version 3
Tetraclops - CPLD Firmware - Version 4
Tetraclops - CPLD Firmware - Version 5
Tetraclops - CPLD Firmware - Version 6
Tetraclops - CPLD Firmware - Version 7
Tetraclops - CPLD Firmware - Version 8
Tetraclops - CPLD Firmware - Version 9
Tetraclops - Labview VIs - Version 1
Tetraclops - Labview VIs - Version 2
Tetraclops - Labview VIs - Version 3
Tetraclops - Labview VIs - Version 4
Tetraclops - Labview VIs - Version 5
Tetraclops - Labview VIs - Version 6
Tetraclops - Labview VIs - Version 7
Tetraclops - Labview VIs - Version 8
Tetraclops - Server software - Java + My SQL - Version 1
Tetraclops - PDA communication software + User Interface- C++    Version 1
Tetraclops - ARM 7 Firmware 2.0 Labview independent - Version 1
Simulator, initial import (rev 1)
Simulator, first working classifier (rev 14)
Simulator, first working pca (rev 57)

Simulator, first working ica (rev 75)
Spectrographic reconstruction - C++ called by web page - Initial Version
Simulator, first working probability method (rev 95)
Object authentication - C DLL, called by labview - Version 2.0
Object authentication - C DLL, called by labview - Version 3.0
Object authentication - C DLL, called by labview - Version 4.0
Spectrographic reconstruction – C DLL called by LabView – first alpha test (rev 121)
Object authentication - C DLL, called by labview - Version 5.0
Object authentication - C DLL, called by labview - Version 6.0
Object authentication - C DLL, called by labview - Version 7.0
Object authentication – Java run on Server - First alpha test (rev 7)
Spectrographic reconstruction - C++ called by web page - Current version
Spectrographic reconstruction - C DLL called by LabView – Vancouver trip (rev 137)
Spectrographic reconstruction - C++ run local on PC (sent to CBN) Version 1
Object authentication - Java run on Server - SF Demo version (rev 56)
Simulator, set up to find best gel filters
Spectrographic reconstruction - C++ run local on PC Version 2
Spectrographic reconstruction - C++ run local on PC Version 3
Spectrographic reconstruction - Java run on Server - first alpha test (rev 49)
Spectrographic reconstruction - Java run on Server - black and white cal (rev 68)
Server-in-the-Sky networking algorithms (v. 1.0)

EXHIBIT D

TEMPLATE LICENSE AGREEMENT

This Commercial License Agreement (this "Agreement"), dated as of ______________ (the "Effective Date"), is made by and between Visualant, Inc., a Nevada corporation ("Visualant") and RatLab, LLC, a Washington limited liability company ("RatLab").  Visualant and RatLab (sometimes referred to herein individually as a "Party" and collectively as the "Parties") therefore agree as follows:

Section 1.               Definitions

"Affiliate" means a corporation, limited liability company, joint venture or other entity of which RatLab or its members has ownership and control of at least fifty percent (50%) of all outstanding shares or securities or other ownership interests that represent the power to direct the management and policies of such entity.

"Fields of Use" _______________________________________________________________________________________

"Gross Revenue" means any revenue actually received by RatLab, or a RatLab Affiliate, as a result of the sale to any of RatLab’s or RatLab Affiliate’s customers or end users of Licensed Products that incorporate one or more of the unexpired Visualant IP; provided, however, that "Gross Revenue" does not include any (a) reimbursed expenses or costs that are passed through to a customer or end user (e.g., travel), (b) taxes collected by RatLab for remittance to governmental authorities, or (c) refunds or credits.

"Improvement" means any advancement, development, improvement, enhancement, correction, modification, adaptation, translation, transformation, annotation, extension, compilation, collective work or derivative work to or based upon the Visualant IP.

"Intellectual Property Rights" means any patent, copyright, trademark, trade secret, mask work, moral right or other intellectual property or proprietary right under the laws of any jurisdiction.

"License" means the license granted by Visualant to RatLab pursuant to Section 2.1 of this Agreement.

"Licensed Product" means any product or service of RatLab or its sublicensees intended for use in the Fields of Use and that incorporates or uses any of the Visualant IP.

"Third Party" means any individual, corporation, limited liability company, partnership, trust, association, governmental authority or other entity that is not a Party.

"Third Party Infringement" means any past, present or future infringement, misappropriation, unauthorized use or other violation of any of the Visualant IP within the Field of Use by any Third Party.

"Visualant IP" means the Visualant Patents, any other intellectual property assets listed in the attached Exhibit A, and any other intellectual property or proprietary rights owned or controlled by Visualant that are necessary or useful for exploitation of the Licensed Products.

"Visualant Patent" means:  (a) any patent or patent application owned or controlled by Visualant now or in the future listed, including any patents or patent applications listed under the heading of "Visualant Patents" in the attached Exhibit A, and any patents that may issue from the pending patent applications listed in the attached Exhibit A; (b) any patent that may issue from any continuation or divisional that has priority based upon any of the patent applications described in (a) above; (c) any reissues, renewals, substitutions, re-examinations and extensions of any of the patents described in (a) or (b) above; and (d) any foreign patents corresponding to any of the patents described in (a), (b) or (c) above.

Section 2.               License Grant; Covenants

2.1           License Grant.  Subject to the provisions of Section 2.2 below, Visualant hereby grants to RatLab an exclusive (within the Fields of Use), worldwide, non-transferable (except as described in Section 5.2), sublicensable (with the notice  of Visualant), royalty-bearing, right and license to use and exploit the Visualant IP within the Fields of Use.  Without limiting the generality of the foregoing, the license and rights granted herein include, without limitation, the rights to do the following: (a) make, have made, offer for sale, sell, use, distribute, have distributed, and import any products or services within the Fields of Use under the Visualant IP; (b) make Improvements of and to the Visualant IP; (c) exercise any other rights under the Visualant IP, including the right to take any action against any past, present or future infringement of the Visualant IP in the Fields of Use; and (d) sublicense any of the licenses or rights granted hereunder, subject, however, to the prior notice  consent of Visualant.

2.2           Exclusivity.  During the Term, and so long as RatLab satisfies the milestones set forth in this Section 2.2 (the "Milestones") Visualant will not grant to any Third Party any license under any of the Visualant IP to incorporate or utilize the Visualant IP in products or services intended for use in the Fields of Use.  The following Milestones will apply to RatLab's efforts to commercialize the Visualant IP:

(a)           Within six (6) months after the Effective Date, create an Affiliate for the purposes of commercializing the Visualant IP within the Fields of Use;

(b)           Within twenty-four (24) months after the Effective Date, obtain funding for such Affiliate so that the Affiliate can operate on a stand-alone basis (i.e., is able to support its own officers and staff, and conduct research either on its own or in conjunction with RatLab);

(c)           Within thirty-six (36) months after the Effective Date, develop a demonstration unit of a Licensed Product; and

(d)           Within forty-eight (48) months after the Effective Date, deliver the first License Fee to Visualant.

If RatLab fails to satisfy any of the Milestones, the restrictions on Visualant imposed by this Section 2.2 will terminate and RatLab's rights under the License will be non-exclusive for the remainder of the Term.

Section 3.               Intellectual Property Rights

3.1           Administration of Visualant IP.  Visualant will control the prosecution, maintenance, registration and other management of the Visualant IP.  Visualant will keep RatLab informed of the status of all prosecution, maintenance, registration and other management activities related to the Visualant IP and will provide RatLab with a reasonable opportunity to advise Visualant on such activities.  Without limiting the generality of the foregoing, if Visualant chooses to abandon any portion of the Visualant IP, Visualant will provide RatLab written notice at least sixty (60) days prior to the last allowable date for filing or taking any other action required with respect to the prosecution, maintenance or registration of such portion of the Visualant IP and RatLab may, at any time thereafter, take actions necessary to preserve the Visualant IP.

3.2           Third Party Infringement.

(a)           If any Third Party Infringement comes to the attention of either Party, then such Party will give the other Party prompt written notice thereof (including, without limitation, a statement of the facts which are known by the Party giving the notice and which such Party believes might reasonably serve as a basis for a claim of Third Party Infringement, together with a copy of any documentation evidencing the same).

(b)           RatLab will have the first right to respond to, address, and/or prosecute any alleged Third Party Infringement by securing cessation of the infringement or initiating an action or suit against the infringer or otherwise responding to, addressing and/or prosecuting such alleged Third Party Infringement.  To exercise this first right, RatLab must initiate bona fide action to respond to, address, and/or prosecute any alleged Third Party Infringement within ninety (90) days of learning of such infringement.  If RatLab chooses to institute suit or action against an alleged infringer, RatLab may bring such suit in its own name (or, if required by law, in its and Visualant’s name) and at its own expense.  Further, if RatLab institutes an action or suit against an alleged infringer as provided in this Agreement, then (i) Visualant will fully and promptly cooperate and assist RatLab in connection with any such suit or action, and RatLab will pay Visualant’s reasonable attorneys fees and other out-of-pocket directly associated expenses.  RatLab will not settle any suits or actions in any manner relating to the Visualant IP without obtaining the prior written consent of RatLab, which will not be unreasonable withheld, delayed or conditioned. After RatLab has recovered its reasonable attorney's fees and other out-of-pocket expenses directly related to any action, suit, or settlement for infringement of Visualant IP, the remaining damages, awards, or settlement proceeds will be divided as follows: fifty percent (50%) to RatLab and fifty percent (50%) to Visualant.

(c)           If RatLab fails, within ninety (90) days of learning of an alleged Third Party Infringement, to secure cessation of the alleged Third Party Infringement, institute suit against the alleged infringer, or to otherwise respond to, address and/or prosecute the alleged Third Party Infringement, then Visualant may, upon written notice to RatLab, assume full right and responsibility to institute suit or action against the alleged infringer.  If Visualant elects to commence an action as described above, then Visualant may do so in its own name (or if required by law, in its own and RatLab’s name) and at its won expense.  Further, if Visualant institutes an action or suit against an alleged infringer as provided in this Agreement, then RatLab will fully and promptly cooperate and assist Visualant in connection with the action or suit, and Visualant will pay all of RatLab’s reasonable attorney fees and other out-of-pocket directly associated expenses.   Visualant will not settle any suits or actions in any manner relating to the Visualant IP without obtaining the prior written consent of RatLab, which will not be unreasonably withheld, delayed or conditioned. After Visualant has recovered its reasonable attorney’s fees and other out-of-pocket expenses directly related to any action, suit, or settlement for infringement of Visualant IP, the remaining damages, awards, or settlement proceeds will be divided as follows:  fifty percent (50%) to Visualant and fifty percent (50%) to RatLab.

(d)           Neither RatLab nor Visualant is obligated under this Agreement to institute or prosecute a suit against any alleged infringer of the Visualant IP.

3.3           Ownership of Improvements.

(a)           By RatLab.

(i)           RatLab or its sublicensees will be the owner of any Intellectual Property Rights in any Improvement to the Visualant IP developed, created or invented by RatLab or its sublicensees at RatLab's expense and neither RatLab nor its sublicensees will be obligated to deliver to Visualant any such Improvement pursuant to this Agreement; provided, however, RatLab will promptly notify Visualant of any such Improvements and license such Improvements to Visualant for use in certain fields of use pursuant to a separate agreement between the Parties containing substantially the same terms as are applicable to the Visualant IP licensed to RatLab pursuant to this Agreement.

(ii)           Visualant will be the owner of any Intellectual Property Rights in any Improvement to the Visualant IP developed, created or invented by RatLab at Visualant's expense (e.g., pursuant to a separate research and development agreement or otherwise) and Visualant will not be obligated to deliver to RatLab any such Improvement pursuant to this Agreement; provided, however, RatLab will promptly notify Visualant of any such Improvements and Visualant will license such Improvements to RatLab for use in the Fields of Use pursuant to a separate agreement between the Parties containing substantially the same terms as are applicable to the Visualant IP licensed to RatLab pursuant to this Agreement.

(b)           By Visualant.  Visualant will be the owner of any Intellectual Property Right in any Improvement of the Visualant IP developed, created or invented by Visualant and Visualant will not be obligated to deliver to RatLab any such Improvement pursuant this Agreement; provided, however, Visualant will promptly notify RatLab of any such Improvements and Visualant will license such Improvements to RatLab for use in the Fields of Use pursuant to a separate agreement between the Parties containing substantially the same terms as are applicable to the Visualant IP licensed to RatLab pursuant to this Agreement.

3.4           Reservation of Rights; Ownership of IP.  Except as expressly provided in this Agreement, no title to or ownership of any Visualant IP is transferred to RatLab or any other person under this Agreement.  RatLab acknowledges and agrees that Visualant is the sole owner of all right, title and interest in and to the Visualant IP listed on Schedule A hereto, and RatLab agrees that at the request of Visualant, RatLab will execute all instruments and documents and will take all other action necessary to insure that Visualant has vested title to the Visualant IP.  RatLab represents and warrants that it will not undertake any act or thing which in any way impairs or is intended to impair any part of the right, title, interest or goodwill of Visualant in the Visualant IP.

Section 4.               Compensation

4.1           License Fee.  RatLab will pay Visualant five percent (5%) of the Gross Revenues received with respect to any Licensed Product incorporating one or more of the valid and unexpired Visualant IP (the "License Fee").

4.2           Reporting and Payment.  Once RatLab satisfies the Milestone set forth in Section 2.2(d), within thirty (30) calendar days of the end of each subsequent calendar quarter (or portion thereof) during the Term of this Agreement, RatLab will remit payment to Visualant for all License Fees earned during such calendar quarter (or portion thereof).  Each payment will be accompanied by a statement setting forth in reasonable detail the basis for such payment.  All amounts payable under this Agreement are payable in the lawful money of the United States.

4.3           Taxes.  RatLab will collect and pay any sales, use, excise, import or export value added or similar tax or duty not based on Visualant's or any of its affiliates' net income associated with sales of the Licensed Products by RatLab.

Section 5.               Term and Termination

5.1           General.  Unless otherwise terminated pursuant to Section 5.2, the term of the License (the "Term") will commence as of the Effective Date and will continue until the last to expire of the Visualant IP.

5.2           Early Termination.  RatLab may terminate this Agreement for its convenience upon thirty (30) days’ written notice to Visualant.  In addition, either Party may terminate the Agreement by giving the other Party written notice of termination if:  (a) the other Party commits a material breach of this Agreement and fails to cure such breach within thirty (30) days after the non-breaching Party gives the breaching Party written notice of such breach; or (b) the bankruptcy, receivership or similar proceeding against the other Party which is not dismissed within thirty (30) days after it is commenced.

5.3           Effect of Expiration or Termination.  Upon any expiration or termination of the Term:  (a) the License will terminate immediately and automatically; provided, however, all sublicense granted by RatLab  prior to the effective date of any termination of the Term will survive such termination; and (b) the Parties’ respective rights and obligations under Sections 3.3, 3.4, 5 and 6 of this Agreement will survive.

Section 6.                      Miscellaneous

6.1           Waiver; Amendments.  The failure of any Party to insist, in any one or more instances, upon performance of any of the terms, covenants or conditions of this Agreement will not be construed as a waiver or a relinquishment of any right or claim granted or arising hereunder or of the future performance of any such term, covenant, or condition, and such failure will in no way affect the validity of this Agreement or the rights and obligations of the parties hereto.  This Agreement may not be modified, amended or supplemented except by an agreement in writing signed by Visualant and RatLab.

6.2           Assignment and Binding Effect.  Neither Party may transfer or assign its rights or obligations under this Agreement without the express written consent of the other Party; provided, however, RatLab may assign any of its rights or obligations under this Agreement to an Affiliate without the prior written consent of Visualant but subject to giving Visualant notice of such assignment and the terms and conditions thereof.  Subject to the foregoing, this Agreement will inure to the benefit of and will be binding upon the Parties and their respective successors and permitted assigns.

6.3           Governing Law.  This Agreement will be governed by and construed under the laws of the state of Washington, without giving effect to any contrary conflict of laws provisions.

6.4           Notices.  All notices and other communications hereunder will be in writing and will be deemed given (a) upon receipt if delivered personally (or if mailed by registered or certified mail), (b) the day after dispatch if sent by overnight courier, (c) upon receipt if transmitted by telecopier or other means of facsimile transmission (and confirmed by a copy delivered in accordance with clause (a) or (b)), properly addressed to the parties at the following addresses:

RatLab:	RatLab, LLC.
4939 NE 65th Street Seattle, WA 98115
Visualant:	Visualant, Inc.
500 Union Street, Ste. 406 Seattle, WA 98101

Any Party may change its address for such communications by giving notice thereof to the other parties in conformity with this Section.

6.5           Protection of the License in Bankruptcy.  The Parties expressly agree that the Visualant IP and RatLab Softwares "intellectual property" as defined in Section 101(35A) of the United States Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code").  In the event of any proceeding under the Bankruptcy Code for the bankruptcy, reorganization or protection of either Party, this Agreement shall be subject to Section 365(n) of the Bankruptcy Code.

6.6           Severability.  If any provision of this Agreement, or the application thereof, will for any reason and to any extent be held to be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other persons or circumstances will be interpreted so as best to reasonably effect the intent of the parties hereto.  The parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve, to the extent possible, the economic, business and other purposes of the invalid or unenforceable provision.

6.7           Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which together will constitute one and the same instrument notwithstanding that all Parties are not signatories to each counterpart.

6.8           Entire Agreement.  This Agreement, together with any exhibit or attachments, constitutes the entire agreement between the Parties hereto with respect to the subject matter of this Agreement and supersedes all prior negotiations, understandings and agreements between the Parties with respect to the subject matter of this Agreement.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be made and executed by duly authorized officers.

Visualant, Inc. By: Name: Title: Date Signed:	RatLab, LLC By: Name: Title: Date Signed:

[Signature Page to Commercial License Agreement]

EXHIBIT A

VISUALANT IP

VISUALANT PATENTS

19.
Schowengerdt, B.T., Furness, T.A., Melville, R.D., Schroder, K.E., Burstein, R.A., and Chinthammit, W. SYSTEM AND METHOD OF EVALUATING AN OBJECT USING ELECTROMAGNETIC ENERGY. International Patent Application No. PCT/US2007/017082.

20.
Schowengerdt, B.T., Furness, T.A., and Walker, N.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE DISTRIBUTED EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Patent Application No. 11/831,662.

21.
Furness, T.A., Schowengerdt, B.T., Melville, R., Walker, N.E., and Sparks, B.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Patent Application No. 11/831,717.

22.
Schowengerdt, B.T., Furness, T.A., Melville, R.D., Schroder, K.E., Burstein, R.A., and Chinthammit, W. SYSTEM AND METHOD OF EVALUATING AN OBJECT USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/820,938.

23.
Schowengerdt, B.T., Furness, T.A., and Walker, N.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE DISTRIBUTED EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/834,662.

24.
Furness, T.A., Schowengerdt, B.T., Melville, R., and Walker, N.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/834,589.

25.
Furness, T.A., Schowengerdt, B.T., Melville, R., and Walker, N.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/871,639.

26.
Furness, T.A., Schowengerdt, B.T., Melville, R., Walker, N.E., and Sparks, B.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/883,312.

27.
Furness, T.A., Schowengerdt, B.T., Melville, R., Walker, N.E. , and Sparks, B.E. (2006) METHOD, APPARATUS, AND ARTICLE TO FACILITATE EVALUATION OF OBJECTS USING ELECTROMAGNETIC ENERGY. U.S. Provisional Patent Application No. 60/890,446.

EXHIBIT E

Name	SHARES VESTED	SHARES TO VEST per Exhibit F
Furness, Thomas	700,000	500,000
Schowengerdt, Brian	700,000	500,000
Walker, Nicholas	80000
Melville, Ross	100000
Burstein, Bob	80000
Burnette, John	80000
Chinthammit, Winyu	20000
Schroder, Konrad	80000
Jones, Alden	10000

TOTAL	1,850,000	1,000,000

EXHIBIT F

VSUL Common Stock Vesting Schedule for each of Furness and Schowengerdt

150,000 shall vest upon the completion of the demonstration to JFE and/or another Japanese company associated with Visualant KK.  In the case that this milestone cannot be met with a Japanese Company, alternatively a demonstration to any international company associated with VSUL or Visualant KK.

150,000 shall vest upon the closing of a financing for the RATLAB affiliate that is developing commercial applications with in the Exclusive Fields.

200,000 shall vest upon the first commercial sale of a product developed pursuant to the Exclusive Fields license.